SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                     (Amendment No. ______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to section 240.14a-11(c) or
        240.14a-12

                  The Colonial BancGroup, Inc.
        ________________________________________________
        (Name of Registrant as Specified in Its Charter)


            ___________________________________________
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j)(3).

[ ]     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which
               transaction applies:
        ______________________________________________________

        2)     Aggregate number of securities to which transaction
               applies:
        _______________________________________________________

        3)     Per unit price or other underlying value of
               transaction computed pursuant to Exchange Act Rule
               0-11
        _______________________________________________________

        4)     Proposed maximum aggregate value of transaction:
        _______________________________________________________

        5)               Total fee paid:
        ________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
        _________________________________________________________

        2)     Form, Schedule or Registration Statement No.:
        _________________________________________________________

        3)     Filing Party:
        _________________________________________________________

        4)     Date Filed:
        _________________________________________________________


TO OUR STOCKHOLDERS:

     The annual meeting of the stockholders of The Colonial
BancGroup, Inc., will be held at 10:00 a.m., Wednesday, April 17,
1996, at the Colonial Financial Center, One Commerce Street,
Montgomery, Alabama.

     Enclosed is a Notice of the meeting, a Proxy Statement, a proxy card and the Annual Report to Shareholders for 1995. We hope that you will study the enclosed material carefully and attend the meeting in person.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by your giving written notice of revocation to the Secretary of The Colonial BancGroup, Inc., at any time prior to the voting thereof. Thank you for your support.

                         Sincerely,



                        /s/   Robert E. Lowder
                        ______________________________
                              ROBERT E. LOWDER
                              Chairman of the Board,
                              Chief Executive Officer
                              and President

March 18, 1996

                          Notice Of The
                 ANNUAL MEETING OF STOCKHOLDERS

                    To Be Held April 17, 1996

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of The Colonial BancGroup, Inc. ("BancGroup"), a Delaware corporation, will be held at the Colonial Financial Center, One
Commerce Street, Montgomery, Alabama, on Wednesday, April 17, 1996, at 10:00 a.m., central time, for the following purposes:

     1. To elect the six nominees named in the Proxy Statement as directors to serve for a term of three years, and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

     Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 1, 1996, will be entitled to notice of and a vote at the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at BancGroup's principal office at One Commerce Street, Montgomery, Alabama, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least 10 days prior to the meeting.

     All stockholders of BancGroup are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COLONIAL BANCGROUP, INC. AT ANY TIME PRIOR TO THE VOTING THEREOF.

                           By Order of the Board of Directors



                           /s/    W. Flake Oakley, IV
                           ______________________________________
                                  W. FLAKE OAKLEY, IV
                                  Chief Financial Officer,
                                  Treasurer and Secretary


March 18, 1996


                  THE COLONIAL BANCGROUP, INC.
                      One Commerce Street
                      Post Office Box 1108
                    Montgomery, Alabama 36101
                     Telephone: 334-240-5000


                         PROXY STATEMENT
             FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement and the accompanying proxy are furnished on or about March 18, 1996 by The Colonial BancGroup, Inc. ("BancGroup") to the holders of record of Common Stock of BancGroup in connection with BancGroup's annual meeting of stockholders, and any adjournments thereof, to be held on Wednesday, April 17, 1996, at 10:00 a.m. at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

     The board of directors of BancGroup recommends the election of the six director-nominees named in this Proxy Statement.

     The enclosed proxy is solicited on behalf of the board of directors of BancGroup and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of BancGroup, or by executing and submitting a later dated proxy, or by voting in person at the meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR the director-nominees named herein and in accordance with the instructions of management as to any other matters that may come before the meeting.

     The cost of soliciting proxies will be borne by BancGroup. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. BancGroup may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Stockholders Eligible to Vote

     This Proxy Statement is furnished to the holders of Common
Stock who were holders of record as of the close of business on March 1, 1996. Only those holders are eligible to vote at the meeting.

     Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

          VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     As of January 31, 1996, BancGroup had issued and outstanding 13,491,691 shares of Common Stock with approximately 5,388 stockholders of record. Each such share is entitled to one vote. In addition, as of that date, 214,957 shares of Common Stock were subject to issue upon the exercise of options pursuant to BancGroup's stock option plans and up to 336,295 shares of Common Stock were issuable upon conversion of BancGroup's 1986 Debentures. There are currently 44,000,000 shares of Common Stock authorized.

Principal Stockholders

     The following table shows those persons who are known to BancGroup to be beneficial owners as of January 31, 1996, of more than five percent of BancGroup's outstanding Common Stock. Only stockholders of record as of March 1, 1996, are entitled to vote at the meeting. BancGroup is not aware of any material changes in the ownership of BancGroup Common Stock since January 31, 1996.


                            Shares of BancGroup Beneficially Owned
                            ---------------------------------------

Name                                                  Percentage
and                                Common              of Class
Address                             Stock           Outstanding (1)
-------                          -------------      ---------------
Robert E. Lowder (2)             1,437,345 (3)          10.49%
Post Office Box 1108
Montgomery, AL 36101

James K. Lowder (2)              1,099,649               8.02%
Post Office Box 250
Montgomery, AL 36142

Thomas H. Lowder (2)             1,073,053               7.83%
Post Office Box 11687
Birmingham, AL 35202


(1) Percentages are calculated assuming the issuance of 214,957 shares of Common Stock pursuant to BancGroup's stock option plans.

(2)    Robert E. Lowder is the brother of James K., and Thomas H.
       Lowder. Robert E. Lowder disclaims any beneficial ownership interest in the shares owned by his brothers. Robert E., James K., and Thomas H. Lowder are sometimes referred to herein as the "Lowder brothers."

(3) Includes 90,510 shares of Common Stock subject to options under BancGroup's stock option plans.


Security Ownership of Management

     The following table indicates for each director, director-nominee, certain executive officers, and all executive officers and directors of BancGroup as a group the number of shares of outstanding Common Stock of BancGroup beneficially owned on January 31, 1996.


                            Shares of BancGroup Beneficially Owned
                            --------------------------------------

Name                                                 Percentage
and                                 Common            of Class
Address                             Stock          Outstanding (1)
--------
DIRECTORS
Young J. Boozer                     7,082 (2)             *
William Britton                     6,808                 *
Jerry J. Chesser                   73,231                 *
Augustus K. Clements, III           8,976                 *
Robert S. Craft                     5,997                 *
Patrick F. Dye                     26,063 (3)             *
Clinton O. Holdbrooks             145,932 (4)            1.06%
D. B. Jones                         9,797                 *
Harold D. King                     77,729 (4)             *
Robert E. Lowder                1,437,345 (5)           10.49%
John Ed Mathison                   14,227                 *
Milton E. McGregor                      0                 *
John C.H. Miller, Jr.              10,243                 *
Joe D. Mussafer                    10,000                 *
William E. Powell, III              6,959                 *
Jack H. Rainer                      1,345                 *
Frances E. Roper                  181,970                1.33%
Ed V. Welch                        29,582                 *

CERTAIN EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
Young J. Boozer, III               22,914 (6)             *
Michael R. Holley                   6,808 (6)             *
W. Flake Oakley, IV                11,337 (6)             *
Alan Romanchuck                    23,241 (6)             *

All Executive Officers
& Directors as a Group          2,126,719 (7)           15.51%


*Represents less than one percent.

     (1) Percentages are calculated assuming the issuance of 214,957 shares of Common Stock pursuant to BancGroup's stock option plans.

     (2) Includes 500 shares of Common Stock out of 1,000 shares owned by Young J. Boozer, and Young J. Boozer, III EX U/W Phyllis
C. Boozer.

     (3) Includes 24,600 shares of Common Stock subject to options exercisable under BancGroup's option plans.

     (4) Includes 12,262 shares and 12,262 shares of Common Stock subject to options exercisable by Mr. Holdbrooks and Mr. King, respectively, under BancGroup's stock option plans.

     (5) These shares include 90,510 shares of Common Stock subject to options under BancGroup's stock option plans.

     (6) Young J. Boozer, III, Michael R. Holley, W. Flake Oakley, IV, and Alan Romanchuck hold options respecting 12,500, 5,000,
3,000, and 10,000 shares of Common Stock, respectively, pursuant to BancGroup's stock option plans.

     (7) Includes shares subject to options.


                      ELECTION OF DIRECTORS

     BancGroup recommends that the stockholders elect the six persons named below to hold office for the term of three years or until their successors are elected and qualified. BancGroup's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire board shall be fixed from time to time by resolutions adopted by the board, but shall not be less than three persons. The board has fixed the number at 18.

     BancGroup's certificate of incorporation provides for the election of directors to terms of three years, with approximately one-third of the total directors elected each year. Proxies cannot be voted for a number of directors greater than six.

     If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the board of directors may recommend. BancGroup management knows of no reason why any person would be unable to serve as a director.

     Assuming a quorum is present at the meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy cards, voting for directors is Proposal 1.

     The following table provides certain biographical information about the directors to be elected and the directors whose terms will not expire until 1997 and 1998. Executive officers serve at the discretion of the board of directors.



Name, Age and Year       Position and Offices     Present and
Became Director or       Held with BancGroup      Principal Occupation
Executive Officer        and Subsidiaries         for Last Five Years
------------------       --------------------     --------------------

DIRECTORS TO BE ELECTED FOR TERMS EXPIRING IN 1999:
Young J. Boozer          Director, BancGroup;     Director, ALFA Corporation,
83, 1981 (1)             Director, Birmingham     Montgomery; Senior Vice
                         Bank                     President, ALFA Life
                                                  Insurance Corporation, 1973
                                                  to 1988, Tuscaloosa

William Britton          Director, BancGroup      Chairman of the Board,
71, 1985                 Director, Northwest      Muscle Shoals; Mack Sales,
                         Bank                     Inc. (truck service and
                                                  retail sales business),
                                                  Muscle Shoals

Patrick F. Dye           Director, BancGroup      Special Adviser, Auburn
56, 1981                                          University, since December,
                                                  1992; Head Football Coach
                                                  and Athletic Director,
                                                  Auburn University,
                                                  1981-1992, Auburn

D. B. Jones              Director, BancGroup      President of E. A. Investment
75, 1987                                          Corp; President, First Leasing,
                                                  Inc. (formerly First Southern
                                                  Commercial, Inc.) (leasing
                                                  business) since 1987, Opelika

Milton E. McGregor       Director, BancGroup      President and CEO, Greyhound
56, 1993                                          Park, Inc.; President and CEO,
                                                  Jefferson County Racing
                                                  Association since 1992,
                                                  Montgomery

Jack H. Rainer*          Vice Chairman,           President and Chief Executive
73, 1981                 BancGroup                Officer, Bankers Credit Life
                                                  Insurance Company,
                                                  Montgomery

REMAINING DIRECTORS WHOSE TERMS EXPIRE IN 1997:
Jerry J. Chesser         Director, BancGroup;     President, Shelby Contracting
59, 1984                 Chairman of the Board,   Co., Inc. (general contractor),
                         Huntsville Bank          Huntsville

John Ed Mathison         Director, BancGroup;     Senior Minister, Frazer
58, 1987                 Director, Montgomery     Memorial United Methodist
                         Bank                     Church, Montgomery

Joe D. Mussafer          Director, BancGroup;     President, Montgomery Beverage
56, 1981                 Director, Montgomery     Company, Inc. (wholesale
                         Bank                     beverage distributorship),
                                                  Montgomery

William E. Powell, III   Director, BancGroup;     Executive Vice President,
51, 1987                 Director, Montgomery     Alabama Cattlemen's
                         Bank                     Association (trade
                                                  association), Montgomery

Frances E. Roper         Director, BancGroup;     Owner, Roper's Flowers
76, 1984                 Director, Colonial       (retail florist),
                         Bank; Director,          Huntsville
                         Huntsville Bank

Ed V. Welch              Director, BancGroup;     Chairman of the Board,
63, 1981                 Director, Montgomery     Welch, Hornsby & Welch, Inc,
                         Bank                     (Investment Advisory Firm)
                                                  and Trinity Investments Inc.,
                                                  (Investments Holding Company),
                                                  since May 1994; Chairman of
                                                  the Board and Chief Executive
                                                  Officer, AgriPro BioSciences,
                                                  Inc. October 1987-May 1994,
                                                  President, BancGroup, 1981
                                                  to 1987, Montgomery

REMAINING DIRECTORS WHOSE TERMS EXPIRE IN 1998:
Augustus K. Clements,    Director, Colonial       General Agent, The New England/
III                      Bank; Director,          The Clements Agency (insurance),
53, 1995                 Montgomery Bank          (insurance), Montgomery

Robert S. Craft          Director, BancGroup;     President, Craft Farms
44, 1992                 Chairman of the Board,   (residential real estate and
                         Gulf Coast Bank          golf course developer),
                                                  Gulf Shores

Clinton O. Holdbrooks    Director, BancGroup;     Chairman of the Board,
57, 1986                 Chairman of the Board,   Colonial Bank--East Central
                         East Central Bank        since January 1988; President,
                         East Central Bank        Transon, Inc., Knoxville,
                                                  Tennessee, September 1989 to
                                                  1992, Pell City

Harold D. King*          Vice Chairman,           Vice Chairman, BancGroup,
63, 1986                 BancGroup; Director      since October 1987, Pell
                         Colonial Bank;           City
                         Director, East
                         Central Bank

Robert E. Lowder*        Chairman of the Board,   Chairman of the Board,
53, 1981                 Chief Executive Officer  Chief Executive Officer and
                         and President, The       President, The Colonial
                         Colonial BancGroup,      BancGroup, Inc.; Chairman
                         Chairman of the Board,   of the Board, Chief Executive
                         Chief Executive Officer  Officer and President,
                         and President, Colonial  Colonial Bank in Alabama;
                         Bank in Alabama;         Chairman of the Board,
                         Chairman of the Board,   Colonial Bank in Georgia;
                         Colonial Bank in         Chairman of the Board,
                         Georgia; Chairman of     Colonial Mortgage Co.;
                         the Board, Colonial      Chairman and President,
                         Mortgage Co.,            Colonial Broadcasting,
                         Montgomery               Montgomery

John C.H. Miller, Jr.    Director, BancGroup;     Partner, Miller, Hamilton,
52, 1981                 Director, Colonial       Snider & Odom (law firm),
                         Bank; Director,          Mobile
                         Gulf Coast Bank


*Indicates that the director is also an executive officer.

     (1) Young J. Boozer is the father of Young J. Boozer, III, an executive officer of BancGroup.


     Of the directors listed above, one serves as a director of another company whose securities are publicly traded or are registered under the Securities Exchange Act of 1934. Young J. Boozer is a director of ALFA Corporation, Montgomery, Alabama.

     There is an Audit Committee of the Board of Directors presently consisting of D. B. Jones, Chairman, William Britton, Jerry J. Chesser, Clinton O. Holdbrooks, and Frances E. Roper. According to BancGroup's Restated Certificate of Incorporation, there shall be an audit committee composed of not less than three directors appointed by the board annually or more often, none of whom shall be active officers of BancGroup, whose duty it shall be to make an examination at least once each year into the affairs of BancGroup and to report the results of their examination in writing to the board at the next regular meeting. The audit committee may make recommendations to the board of directors or the policy and procedures committee and, with the approval of the board of directors, may employ an independent qualified firm of certified public accountants. The audit committee met five times in 1995.

     BancGroup has a personnel and compensation committee presently consisting of John C.H. Miller, Jr., Chairman, Frances E. Roper, Joe D. Mussafer, Milton E. McGregor, Jack H. Rainer, and John Ed Mathison. The principal functions of this committee are to make recommendations from time to time to the board of directors regarding compensation and personnel matters, compensation plans in which officers and directors are eligible to participate, the establishment of or changes in benefit plans in which officers and employees participate, and personnel policies. A Subcommittee of this committee consisting of Joe D. Mussafer and Frances E. Roper serves these functions regarding executive officers of BancGroup. These committees met two times in 1995. (See "Executive Compensation Committee Report").

     BancGroup has no nominating committee.

     During 1995, the board of directors met four times. All directors attended 75% or more of these meetings, plus meetings of committees of the board on which they served.

                      SECTION 16 REPORTING

     Section 16 (a) of the Securities Exchange Act of 1934 requires BancGroup's directors, certain officers and persons who own more than ten percent of a registered class of BancGroup's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish BancGroup with copies of all
Section 16 (a) forms they file, including Form 5s which are filed with the SEC annually.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, BancGroup believes that during 1995 all filings applicable to its officers, directors and greater than ten-percent beneficial owners were made timely except for the following:

     Augustus K. Clements, a director of BancGroup, purchased 160 shares of BancGroup Common Stock on April 27, 1995 and 400 shares on September 12, 1995. Reports on those transactions were due to be filed with the SEC by May 10 and October 10, 1995, respectively. Mr. Clements reported such transactions on February 2, 1996.

     300 shares were purchased for Bryan Cotney (Mr. Robert E.
Lowder's stepson) on December 29, 1995. A report on that transaction was due to be filed with the SEC by January 10, 1996.
A report was filed on February 2, 1996.


               COMPENSATION COMMITTEE INTERLOCKS
                    AND INSIDER PARTICIPATION

     The Personnel and Compensation Committee of BancGroup consists of John C.H. Miller, Jr., Chairman, Frances E. Roper, Milton E. McGregor, Joe D. Mussafer, John Ed Mathison, and Jack H. Rainer. Of these members, John C.H. Miller, Jr., is a partner in the law firm of Miller, Hamilton, Snider & Odom. Such firm performed legal services for BancGroup and its subsidiary bank in 1995 and received approximately $1,305,633 in fees. See "Other Transactions" below. In addition, as described below at "EXECUTIVE COMPENSATION-Compensation Plans," John C.H. Miller, Jr. and John Ed Mathison received employee-related compensation from BancGroup in 1995, of $58,070 and $5,206, respectively.

     Robert E. Lowder, President, CEO and Chairman of BancGroup, served as a director of The Colonial Company until February 17, 1995. The Colonial Company was wholly owned by Robert E., James K. and Thomas H. Lowder, who were directors and executive officers of The Colonial Company until February 17, 1995, and who were directors of BancGroup during part of 1995. For a discussion of certain transactions between such persons and BancGroup, see "Certain Transactions with The Colonial Company and the Lowder Brothers," which follows immediately below.

Certain Transactions with The Colonial Company and the Lowder
Brothers

     The Colonial Company was a principal stockholder of BancGroup until February 17, 1995 and until that date was wholly owned by Robert E. Lowder, James K. Lowder, and Thomas H. Lowder, who were directors and principal shareholders of BancGroup and directors and executive officers of The Colonial Company. The Colonial Company operated as a holding company for a number of subsidiaries which were engaged, among other things, in the real estate, mortgage loan, commercial property development, broadcasting and insurance business.

     On February 17, 1995, BancGroup's subsidiary bank, Colonial Bank, acquired The Colonial Company and its wholly owned subsidiary, Colonial Mortgage Company ("CMC"). Prior to this acquisition, The Colonial Company spun off its other businesses which it had previously operated to Robert E., James K. and Thomas
H. Lowder. In this acquisition, BancGroup issued 2,272,727 shares of its Class A Common Stock to Robert E., James K. and Thomas H. Lowder, who were the sole shareholders of The Colonial Company and directors of BancGroup. Both BancGroup and the Lowder brothers have provided certain indemnities to each other for breaches of the acquisition agreement by the other party. The transaction was approved by a vote of the stockholders of BancGroup on December 8, 1994. The purchase price in this transaction was negotiated for BancGroup by a committee of three independent directors of BancGroup consisting of Clinton O. Holdbrooks, Robert S. Craft, and William E. Powell, III, and was based upon an opinion of a nationally recognized investment banking firm that the price paid by BancGroup was fair from a financial point of view to the stockholders of BancGroup other than Robert E., James K., and Thomas H. Lowder.

     The coverage respecting vendor single interest, credit life, and accident and health insurance provided to customers of Colonial Bank was written for part of 1995 by American Colonial Life Insurance Company and American Colonial Insurance Company, both of which were owned by the Lowder brothers until February 17, 1995, and thereafter by James K. and Thomas H. Lowder. Premiums on such insurance were paid to such companies in the approximate aggregate amount of $970,000 for 1995. Commissions of approximately 50% of premiums paid upon accident and health and credit life insurance were paid to Colonial Bank by American Colonial Life Insurance Company and American Colonial Insurance Company.

     BancGroup and its subsidiaries lease office space in the Colonial Financial Center in Montgomery, Alabama, from GC Associates I, Joint Venture, a partnership owned 50% by affiliates of the Lowder brothers. The lease agreements, which began in 1987 and which have twenty-year terms, provide that BancGroup and its subsidiaries will pay $1,275,566, per annum subject to certain adjustments, as lease payments to the GC Associates I. CMC also leases space from GC Associates I, which provides that CMC will pay $51,622 per annum subject to certain adjustments for a five year term, commencing in 1992.

     Colonial Bank currently leases the real estate on which one of its Montgomery, Alabama branches is located from the Lowder brothers for an annual rental of $6,000. This lease commenced in 1974, renewed in 1994 and has a five-year term. Colonial Bank also leases space for one of its automated teller machine (ATM) facilities from Village Mall for an annual rental of $12,000, a mall owned by Colonial Realty Limited Partnership, a company in which the Lowder brothers own 31.05% of the partnership units. This lease commenced in 1989, renewed in 1994 and has a three-year term.

     BancGroup subsidiaries also lease space from Colonial Properties Trust, in which the Lowder brothers own 4.27% of the outstanding shares, for operational areas and a branch office in Montgomery, Alabama. These leases commenced in 1989, 1992 and 1995 and expire in 1999 and 1997. BancGroup's subsidiaries will pay $347,000, per annum, subject to certain adjustments, as lease payments to Colonial Properties Trust.

     REL Services Inc., ("REL Services"), a corporation wholly owned by Robert E. Lowder, provides airplane services to BancGroup and its subsidiaries. The term of the agreement, as amended in April 1995, is one year with automatic renewal for additional one-year terms. The amended agreement provides that BancGroup and its subsidiaries shall pay REL Services $1,450,000 per year in monthly installments for the use of an aircraft owned by REL Services for unlimited hours of flight and ground time per year. The original agreement, which began in July of 1994, provided for a maximum of 550 hours of flight time per year for BancGroup and its banking subsidiaries and 90 hours per year for CMC at rates of $750,000 and $150,000 per year, respectively. Additional charges could be made if the aircraft was used in excess of the specified annual amount. For the year ended December 31, 1995 BancGroup and its subsidiaries paid a total of $1,458,674 for these services, which includes payments made prior to the amendment of the agreement.

     In 1995, Colonial Bank paid $68,682 to Colonial Broadcasting
Company ("Broadcasting") for advertising by Colonial Bank on radio stations owned by Broadcasting. Colonial Bank regularly advertises on Broadcasting, which is wholly owned by Robert E. Lowder.

     Broadcasting and The Colonial Company paid a portion of the compensation paid to Michael R. Holley, an executive officer of BancGroup, for 1994 and 1995. See "EXECUTIVE COMPENSATION--Summary Compensation Table," footnote (4).

     With respect to the above referenced transactions, management of BancGroup believes that such arrangements are at least as favorable to BancGroup as those which might be negotiated with unaffiliated parties for similar transactions.

Other Transactions

     BancGroup has retained in the past and proposes to retain in the future on behalf of BancGroup or its subsidiaries the law firm of Miller, Hamilton, Snider & Odom, L.L.C., Mobile, Alabama, of which a director of BancGroup, John C.H. Miller, Jr., is a partner. Legal fees and expenses paid or accrued to this firm by BancGroup and its subsidiaries were approximately $1,305,633 for 1995.

     Bankers Credit Life Insurance Company of which Jack H. Rainer, a director of BancGroup, is chairman and principal stockholder received approximately $742,000 in premiums for credit life and accident and health insurance provided to customers of Colonial Bank for the year ended December 31, 1995. Commissions of approximately 50% of premiums are paid to Colonial Bank by Bankers Credit Life.

     With respect to the above referenced transactions, management of BancGroup believes that such arrangements are at least as favorable to BancGroup as those which might be negotiated with unaffiliated parties for similar transactions.

Loans

     Certain directors, officers and principal stockholders of BancGroup and their affiliated interests were customers of and had transactions with Colonial Bank in the ordinary course of business during the past year; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from Colonial Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                     EXECUTIVE COMPENSATION

                   Summary Compensation Table

     The following table presents for the last three fiscal years of BancGroup the compensation paid to the Chief Executive Officer of BancGroup and the four most highly compensated executive officers of BancGroup, in addition to the CEO, whose total annual salary and bonus for 1995 exceeded $100,000.



                                                                      Long Term
                                           Annual                    Compensation         All Other
                                        Compensation                    Awards           Compensation
                             -------------------------------  -------------------------- ------------
                                                              Restricted     Securities
Name and                                                         Stock       Underlying
Principal Position           Year     Salary ($)   Bonus ($)    Awards ($)   Options (#)
------------------           -------------------------------  -------------------------- -------------
Robert E. Lowder             1995     $675,347     $240,000     $38,700 (1)     --          $5,656 (2)
Chairman, CEO                1994      560,000      140,000      24,075         --           5,311
and President                1993      445,000         --        21,075         --           5,534

Alan T. Romanchuck (3)       1995      164,230       20,200      80,625 (5)     --           4,620 (2)
Executive Vice President     1994      149,615       22,000        --           --           4,235
and Chief Credit Officer     1993      139,115       19,800        --           --           3,478

W. Flake Oakley, IV          1995      144,423       17,900      80,625 (5)     --           4,140 (2)
Chief Financial Officer      1994      129,423       21,200        --           --           3,686
Treasurer and Secretary      1993      114,423       18,050        --          3,000         2,861

Young J. Boozer, III         1995      119,423        7,392        --           --           3,150 (2)
Executive Vice President     1994      114,422        6,600        --           --           3,053
                             1993      109,615        7,700        --           --           2,740

Michael R. Holley (4)        1995      184,682       13,694      32,250 (5)    5,000         4,620 (2)
Executive Vice President     1994      183,208       25,000        --           --           4,245


(1) Represents the market value as of December 31, 1995, of 1,200 shares of Common Stock awarded in lieu of cash director fees pursuant to BancGroup's Restricted Stock Plan for Directors. These shares vest at the conclusion of the director term during which they were awarded. Dividends were paid on 205 of these shares prior to vesting. At December 31, 1995, the market value of these shares was $32.25 per share.

(2)  The amounts shown in this column for Mr. Lowder consist of:
     $4,620 for annual company payments to the defined contribution plan and $1,036 for company paid insurance premiums. The amounts shown for all other persons reflect only annual company payments to the defined contribution plan.

(3) Mr. Romanchuck resigned as an executive officer of BancGroup on September 15, 1995 to become president of BancGroup's subsidiary bank in Georgia.

(4) In 1995, Broadcasting paid 10% of Mr. Holley's total compensation. For 1994, The Colonial Company paid 40%, and
     Broadcasting paid 10% of Mr. Holley's total compensation.

(5) Represents the market value as of December 31, 1995 of shares awarded under BancGroup's Stock Bonus Plan. Mr. Romanchuck, Mr. Oakley, and Mr. Holley were granted 2,500, 2,500, and 1,000 shares, respectively, on December 20, 1995. These shares will vest 20% per year beginning one year from date of grant. The holder is entitled to receive dividends on these shares prior to vesting.


FOR A DISCUSSION OF CERTAIN COMPENSATION COMMITTEE INTERLOCKS, SEE "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION." See also "EXECUTIVE COMPENSATION COMMITTEE REPORT."

Options

     The following table shows certain information respecting exercised and unexercised options respecting Common Stock held by BancGroup executive officers at December 31, 1995, all of which are presently exercisable. There are no options outstanding which are not presently exercisable.


            Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                  Number of Securities      Value of Unexercised
                                                       Underlying              In-the-Money
                                                  Unexercised Options             Options
                                                  At December 31, 1995     At December 31, 1995 (2)
                                                  --------------------     ------------------------
                  Shares Acquired      Value           Exercisable/            Exercisable/
Name              On Exercise (#)  Realized ($)(1)     Unexercisable           Unexercisable
----              ---------------  ---------------   --------------------  ------------------------
Young J. Boozer          0            $       0          12,500/0             $   320,428/0
Michael R. Holley        0                    0           5,000/0                  69,325/0
Robert E. Lowder     6,490              144,532          90,510/0               2,361,406/0
W. Flake Oakley      1,000               14,840           3,000/0                  62,280/0
Alan Romanchuck          0                    0          10,000/0                 258,700/0


(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.

(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 1995.



     The following table shows certain information respecting grants of options respecting Common Stock to an executive officer of BancGroup during 1995.


                                  Option Grants in Last Fiscal Year

                                                                        Potential realizable value at
                                                                          assumed annual rates of
                                                                          stock price appreciation
                         Individual Grants                                      for option term
------------------------------------------------------------------------------------------------------
                              Percent of
                  Number of     total
                  Securities   options
                  Underlying  granted to
                    Options   employees    Exercise or
                    Granted   in fiscal    base price   Expiration
Name                  (#)       (year)       ($/Sh)         date         0% ($)     5% ($)      10% ($)
-------------------------------------------------------------------------------------------------------
Michael R. Holley     2,500     33.33%       $19.88     January, 2005     --        $31,256     $79,209
Michael R. Holley     2,500     33.33%        16.89     January, 2005    $7,425      38,731      86,684


Defined Benefit Plan

     BancGroup has adopted a Retirement Plan ("Plan") for all of the employees of BancGroup and its subsidiaries' employees. An employee becomes eligible on January 1 or July 1 following age 21 and completion of 1,000 hours of service during a year of employment by BancGroup or one of its subsidiaries.

     The following table reflects the estimated annual benefits payable upon retirement under the Plan as a single life annuity commencing at age 65. These benefits ignore the lower benefit rate applicable to earnings below the Social Security Covered
Compensation level.

                                              Years of Service
---------------------------------------------------------------------------------
Final Annual
Remuneration               5          10           15           20          25
---------------------------------------------------------------------------------
     $100,000          $ 7,600     $ 15,200     $ 22,800     $ 30,400    $ 38,000
     $125,000          $ 9,500     $ 19,000     $ 28,500     $ 38,000    $ 47,500
     $150,000          $11,400     $ 22,800     $ 34,200     $ 45,600    $ 57,000
Over $150,000          Benefits are identical to benefits paid per $150,000.


     Benefits are based upon the number of years of service
(maximum 25 years), the participant's final earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or its subsidiaries.

     The benefits shown are limited by the current statutory limitations which restrict the amount of benefits which can be paid from a qualified retirement plan. The statutory limit on compensation which may be recognized in calculating benefits is $150,000. This limitation is scheduled to increase periodically with the cost of living increase.

     All compensation, except compensation which relates to director fees, if any, shown for executive officers in the cash compensation table above is covered by the Plan. Robert E. Lowder has 30 years of eligibility, Young J. Boozer, III has ten years, W. Flake Oakley, IV has seven years, Alan Romanchuck has four years, and Michael R. Holley has ten years of eligibility.

Compensation Plans

     Directors Plan. BancGroup's Restricted Stock Plan for
Directors (the "Directors Plan") provides a means whereby all directors of BancGroup and its subsidiaries may receive shares of BancGroup Common Stock in lieu of cash director fees for service as directors.

     Upon election as a director, each director may receive, at the option of the director in lieu of cash fees, that number of whole shares of Common Stock of BancGroup, rounded to the nearest whole number, determined by dividing the Regular Fees the director would have received during the director's current term of office by the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the period of 30 trading days prior to such election. "Regular Fees" means that amount of fees payable to a director in cash, and without regard to attendance at meetings, for a full term of office as a director.

     A director may also elect to receive Common Stock at the end of the term, based upon the amount of Supplemental Fees such director would have been entitled to receive during such term and subject to certain restrictions and risks of forfeiture, provided such director has waived the receipt of Supplemental Fees at the commencement of such director's term. "Supplemental Fees" means fees paid to a director for attendance at the committee meetings, special meetings of the board of directors, or otherwise, and which are paid only on an ad hoc basis. The number of shares to which the director is entitled shall be calculated at the end of the director's term and shall be equal to that number of whole shares of Common Stock, rounded to the nearest whole number determined by dividing the Supplemental Fees the director would have received during the current term by the average of the closing prices of the Common Stock for the period of 30 trading days prior to the election as a director to such term.

     Each director of BancGroup who participates in the Director's Plan must enter into a written agreement six months prior to the commencement of the 30-day period used to determine the price at which shares are awarded. Directors of BancGroup who serve three year terms may elect on an annual basis whether to participate in the Directors Plan for the following year commencing with the annual meeting of stockholders, in which case the 30-day period used to determine price expires prior to the annual meeting which commences the period of annual participation. No director may receive more than 1,200 shares of Common Stock during any one year, except for shares which may be received through stock splits, stock dividends, or certain other events specified in the Plan.

     Directors to whom shares of Common Stock have been awarded in lieu of Regular Fees under the Directors Plan shall have all rights of shareholders with respect to shares of Common Stock so awarded, subject to certain provisions regarding forfeiture, which means, among other things, that directors may receive dividends upon and vote the shares of Common Stock awarded in lieu of Regular Fees.

     Stock Option Plans. BancGroup adopted in 1992 incentive and nonqualified stock option plans pursuant to which options for Common Stock may be issued to officers, directors and employees. BancGroup may issue a total of 1,350,000 shares of Common Stock under these plans.

     BancGroup's former stock option plans expired in 1992, but have options currently outstanding.

     Stock Bonus Plan. BancGroup also adopted in 1992 a Stock Bonus and Retention Plan pursuant to which 750,000 shares of Common Stock may be issued.

     Director Compensation. The policy of BancGroup is that the directors of BancGroup receive a fee of $500 per month plus $750 for each board meeting attended. Members of committees receive fees of $350 for each committee meeting attended. Certain directors of BancGroup also serve as directors of Colonial Bank or its regional banks and receive fees that are comparable to those paid by BancGroup. In addition, directors of BancGroup are allowed to receive BancGroup Common Stock in lieu of cash compensation as directors pursuant to the Directors Plan. Director fees paid to BancGroup directors in cash for 1995 totaled $152,193. A total of 5,925 shares of Common Stock were earned and 7,918 shares were issued under this plan in 1995 to BancGroup directors for service as directors of BancGroup and its subsidiaries.

     Harold King, John C.H. Miller, Jr., Clinton O. Holdbrooks, John Ed Mathison and Patrick F. Dye received employee-related compensation during 1995 of $83,034, $58,070, $1,200, $5,206 and
$3,000, respectively. Director Miller provides advice to BancGroup management and to the Colonial Bank-Gulf Coast that extends beyond legal work for which Mr. Miller receives legal fees. Dr. Mathison, a minister in the United Methodist Church, conducts weekly devotionals for employees. Director Dye performs public relations services for BancGroup and Colonial Bank.

             EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Personnel and Compensation Committee of BancGroup (the "Committee") consists of John C.H. Miller, Jr., Chairman, Milton E. McGregor, Joe D. Mussafer, John Ed Mathison, Jack H. Rainer and Frances E. Roper. However, a subcommittee of the Personnel and Compensation Committee (the "Subcommittee") consisting of Joe D. Mussafer and Frances E. Roper, has been established by BancGroup's board of directors for the purpose of reviewing and approving all cash compensation to executive officers of BancGroup. The Subcommittee also makes decisions regarding the award of BancGroup common stock under BancGroup's stock option and stock bonus plans, including awards made to executive officers. The full Committee reviews and determines cash compensation as it relates to employees and officers of BancGroup and its subsidiaries other than BancGroup's executive officers.

     John C.H. Miller, Jr., and John Ed Mathison receive employee-related compensation from BancGroup, and the law firm of which Mr. Miller is a partner receives legal fees from BancGroup.
See "Executive Compensation Committee Interlocks and Insider
Participation."

     Compensation Principles

     The Subcommittee attempts to establish executive compensation in accordance with five principles: (1) BancGroup's financial performance, both in terms of the attainment of short-term and long-term goals; (2) the competitiveness of executive compensation with BancGroup's peers, so that BancGroup can attract and keep competent executives; (3) the encouragement of stock ownership by executive officers; (4) the individual performance of each executive officer; and (5) recommendations of the chief executive officer regarding all executive officers other than himself. No weight or relative value is assigned to any principle.

     Total Cash Compensation

     Cash compensation consists of an annual salary which is established at the beginning of the fiscal year and a year-end bonus described further below.

     Salaries of the executive officers of BancGroup for 1995 were determined by the Subcommittee in early January, 1995.

     In setting compensation for the 1995 fiscal year, the Subcommittee reviewed the compensation paid by a peer group of 64 bank holding companies which, as of June 30, 1994, had total assets of between $1 and $3 billion, which is a category designated by the Federal Reserve Board as Peer Group 3. A total of 115 bank holding companies were in this category, but compensation information on 42 companies was not available and 9 additional companies were excluded because of dissimilarity of their organizational structure to BancGroup's statewide branch bank network. In addition, Alabama's largest bank holding companies were included in the peer group because of their direct in-state competition with BancGroup. BancGroup had total assets of $2.8 billion at year-end 1994.

     The salaries paid to executive officers in the peer group companies were analyzed in terms of (1) return on average assets,
(2) return on average equity, (3) nonperforming assets and (4) stock performance within ranges comparable to the same performance criteria for BancGroup. These criteria reflect how well the executives perform for the benefit of stockholders and provide a range of performance comparable to the performance of BancGroup.

     The Subcommittee treated the performance criteria equally in attempting to judge the performance of BancGroup and in making the comparisons with the peer group. The Subcommittee did not recommend compensation levels based upon a formula, but, rather, after reviewing the factors outlined above, and after receiving recommendations of the chief executive officer for each person reviewed other than the chief executive officer, the Subcommittee established salaries for 1995 that, in its subjective judgment, were fair in terms of BancGroup's performance in comparison with the peer group, the responsibilities performed by the executive within BancGroup and the level of compensation paid to comparable executives in the peer group companies.

     Compensation for Chief Executive Officer

     The criteria used above to evaluate salaries for the executive officers were also used for Mr. Lowder, the chief executive officer. Ultimately, however, the Subcommittee determined a level of annual compensation for Mr. Lowder based upon what it subjectively deemed appropriate.

     The Subcommittee recommended that Mr. Lowder's salary for 1995 be set at $675,000.

     Cash Bonuses

     BancGroup also has an incentive plan for all of its employes pursuant to which employees may receive year-end bonuses if the goals of the plan are met. Under the plan, BancGroup's budgeted fully diluted earnings per share provides a base for judging performance with bonuses being paid for earnings per share ("EPS") above the budget, which is established at the beginning of the fiscal year. All of the executive officers of BancGroup, except for Mr. Lowder, as well as the regional bank presidents (as "senior management") are covered by this incentive plan. (A similar plan is provided for all of BancGroup's and its subsidiaries' employees.) Under the incentive plan, a predefined percentage, based upon BancGroup's actual EPS in excess of the budget, of the aggregate base salaries of senior management is made available for distribution to senior management. One-half of this amount (the "Nondiscretionary Bonus") is distributed in a mathematically driven manner while the second-half of this amount, as well as any accrued amounts (the "Discretionary Bonus"), is distributed at the sole discretion of the chief executive officer. In accordance with authority granted it under the incentive plan, the Subcommittee made adjustments to the EPS based upon extraordinary expenses incurred by BancGroup in 1994 and used the adjusted EPS for purposes of calculating the Nondiscretionary Bonus.

     The Nondiscretionary Bonus is distributed among the individual members of senior management in a manner which reflects their relative base salaries. However, in order for those individuals to receive the entire Nondiscretionary Bonuses available to them, pre-established individual goals must be met. In 1995, the following Nondiscretionary Bonuses were paid: $2,900 to Flake Oakley, $3,694 to Michael R. Holley, $2,392 to Young J. Boozer, III, and $5,200 to Alan Romanchuck. Also, the following Discretionary Bonuses were paid: $15,000 to Mr. Oakley, $10,000 to Mr. Holley, $5,000 to Mr. Boozer and $15,000 to Mr. Romanchuck.

     The Subcommittee awarded a bonus of $240,000 to the chief executive officer at the sole discretion of the Subcommittee. In awarding such bonus, the Subcommittee considered the same four performance criteria that the Subcommittee considers in determining annual compensation, although the amount of such bonus was a subjective judgment of what was appropriate.

     Stock Bonuses

     Shares of BancGroup Common Stock were awarded under BancGroup's Stock Bonus Plan as follows: 2,500 shares to Mr.
Oakley, 1,000 shares to Mr. Holley, and 2,500 shares to Romanchuck. The awards were made based upon a determination by the Subcommittee of what the Subcommittee deemed appropriate, including the recommendation of BancGroup's Chief Executive Officer, Robert E.
Lowder.

     This foregoing report is submitted by the Subcommittee.

                                    Subcommittee:
                                    Joe D. Mussafer
                                    Frances E. Roper


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG BANCGROUP, NASDAQ TOTAL MARKET INDEX,
                    NASDAQ BANK STOCK INDEX, S&P 500 INDEX
                      AND S&P REGIONAL BANK STOCK INDEX


       BancGroup   S&P 500    S&P Regional      NASDAQ Total    NASDAQ Bank
                    Index    Bank Stock Index   Market Index    Stock Index
----------------------------------------------------------------------------
1990     100         100          100               100             100
1991     212         130          179               161             164
1992     301         140          228               187             239
1993     312         154          241               215             273
1994     340         156          228               210             272
1995     574         215          359               296             405

                   Total Return Assumes Reinvestment of Dividends

                   Assumes $100.00 invested on December 31, 1990


     Effective February 24, 1995, the common stock of BancGroup was listed on the New York Stock Exchange. Hence although similar graphs in previous proxy statements have used the NASDAQ Total Market Index and NASDAQ Bank Stock Index, as shown above, the graph above also shows, and future graphs will only show, comparisons with the S&P 500 Index and the S&P Regional Bank Stock Index.

     Neither the foregoing graph nor the Executive Compensation Committee Report given above is to be deemed to be incorporated by reference into any past or subsequent filings by BancGroup under the Securities Act of 1933 or the Securities Exchange Act of 1934.


         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     BancGroup has selected the firm of Coopers & Lybrand L.L.P. to act as independent public accountant for the current year. It is expected that representatives of this firm will be present at the annual meeting and will have an opportunity to make a statement to and to answer questions from stockholders.

               BYLAW PROVISIONS REGARDING CONDUCT
                    OF STOCKHOLDERS MEETINGS

     BancGroup's bylaws contain two provisions relating to the conduct of stockholder meetings.

     The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders. In order to nominate persons for the board of directors or present other business at a meeting, a stockholder must provide written notice thereof to the secretary of BancGroup not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting or the 20th day following the day on which public announcement of the date of such meeting is first made.

     As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of BancGroup owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for director.

     The board of directors is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of BancGroup. The procedures do not prohibit or apply to stockholder proposals under SEC rule 14a-8 as described at "PROPOSALS OF STOCKHOLDERS."

     The second provision of BancGroup's bylaws relates to the conduct of the business at a stockholder meting. Under that provision, the board of directors of BancGroup has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.


                    PROPOSALS OF STOCKHOLDERS

     Subject to certain rules of the SEC, proposals by shareholders intended to be presented at BancGroup's 1997 annual meeting of shareholders must be received at BancGroup's principal executive offices not less than 120 calendar days in advance of March 18, 1997, for inclusion in the proxy or information statement relating to the 1997 annual meeting.


                          OTHER MATTERS

     BancGroup does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

     BancGroup will furnish without charge to its stockholders, upon written request, a copy of its annual report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the SEC for the year ended December 31, 1995. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to:

     Chief Financial Officer, Treasurer and Secretary
     The Colonial BancGroup, Inc.
     Post Office Box 1108
     Montgomery, Alabama 36101.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

     YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF
REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE
VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                  THE COLONIAL BANCGROUP, INC.

March 18, 1996
Montgomery, Alabama


                     SOLICITED BY THE BOARD
                          OF DIRECTORS

                              PROXY

                          Common Stock
                  The Colonial BancGroup, Inc.
                Annual Meeting of Stockholders
                         April 17, 1996

     The undersigned hereby appoints Robert E. Lowder and William
E. Powell, III, and either of them, or such other persons as the board of directors of The Colonial BancGroup, Inc. ("BancGroup"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of BancGroup at the annual meeting of stockholders to be held on April 17, 1996 and at any and all adjournments thereof.

     1. Election of Directors:

     NOMINEES FOR A TERM EXPIRING IN 1999: Young J. Boozer, William Britton, Patrick F. Dye, D. B. Jones Milton E. McGregor and Jack H. Rainer.

     [ ] FOR all nominees listed except          [ ] WITHHOLD authority to
         as marked to the contrary                   vote for all nominees

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE
LIST.

     2. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a direction should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve, and to vote upon matters incident to the conduct of the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1, AND IN ACCORDANCE WITH THE DISCRETION ON THE PROXY HOLDERS RESPECTING PROPOSAL 2.

     Please sign and date this proxy.

                                  Dated ----------, 1996

                                  Phone No. ------------------


                                  ----------------------------
                                  (Signature of Stockholder)



                                  ----------------------------
                                  (Signature of Stockholder, if
                                   more than one)

                                  Please sign exactly as your name appears on the envelope in which this material was mailed. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President or authorized officer.